UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2006
Live Nation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

9348 Civic Center Drive	90210
Beverly Hills, CA	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 867-7000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Consent of Ernst & Young LLP
Audited Financial Statements
Unaudited Pro Forma Combined Financial Information

Explanatory Note
          This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Live Nation, Inc. on November 9, 2006 (the “Initial Filing”). The Initial Filing is being amended to provide the required financial statements and pro forma financial information in connection with the acquisition of HOB Entertainment, Inc.
          Except for the filing of such financial statements and pro forma financial information, Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Initial Filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
          The audited consolidated balance sheet of HOB Entertainment, Inc. and Subsidiaries as of July 2, 2006 and the related consolidated statements of income, common stockholders’ equity (deficit) and cash flows for the year then ended and the notes to the consolidated financial statements, together with the auditor’s report thereon are filed as Exhibit 99.1 to Amendment No. 1 and incorporated herein by reference.
          Also included is the unaudited consolidated balance sheet and common stockholders’ equity (deficit) of HOB Entertainment, Inc. and Subsidiaries as of October 1, 2006 and the related consolidated statements of income and cash flows for the three months ended October 1, 2006 and October 2, 2005 and the notes to the unaudited consolidated financial statements.
(b) Pro Forma Financial Information.
          The unaudited pro forma combined balance sheet of Live Nation, Inc. and HOB Entertainment, Inc. as of September 30, 2006 and the unaudited pro forma combined statements of operations of Live Nation, Inc. and HOB Entertainment, Inc. for the year ended December 31, 2005 and the nine months ended September 30, 2006 are filed as Exhibit 99.2 to Amendment No. 1 and incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Exhibit Title
2.1	Agreement and Plan of Merger, dated June 30, 2006, by and among Live Nation Worldwide, Inc., Harry Merger Sub Inc., HOB Entertainment, Inc. (“HOBE”) and certain HOBE stockholders named therein (incorporated by reference to Exhibit 2.1 of Live Nation’s Current Report on Form 8-K filed July 7, 2006).

4.1	Credit Agreement, dated as of December 21, 2005, among SFX Entertainment, Inc. and the foreign borrowers party thereto, as Borrowers, and CCE Spinco, Inc., the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, J.P. Morgan Europe Limited, as London Agent, Bank of America, N.A., as Syndication Agent, and J.P. Morgan Securities Inc. and Bank of America Securities LLC, as Co-Lead Arrangers and Joint Bookrunners (incorporated by reference to Exhibit 10.11 of Live Nation’s Current Report on Form 8-K filed December 23, 2005).

4.2	Incremental Assumption Agreement and Amendment No. 1 dated as of November 3, 2006, to the Credit Agreement dated as of December 21, 2005, among Live Nation, Inc., Live Nation Worldwide, Inc. and the Foreign Borrowers party thereto, as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, J.P. Morgan Europe Limited, as London Agent, and Bank of America, N.A., as Syndication Agent (incorporated by reference to Exhibit 4.2 of the Initial Filing).

23.1 *	Consent of Ernst & Young LLP

99.1 *	Audited financial statements of HOB Entertainment, Inc. and Subsidiaries for the year ended July 2, 2006 and unaudited financial statements of HOB Entertainment, Inc. and Subsidiaries for the three months ended October 1, 2006 and October 2, 2005.

99.2 *	Unaudited pro forma combined balance sheet as of September 30, 2006 and unaudited pro forma combined statements of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006.

99.3	Press Release dated November 6, 2006 (incorporated by reference to Exhibit 99.1 of the Initial Filing).

*	Filed herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE NATION, INC.
Date: January 19, 2007	By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
2.1	Agreement and Plan of Merger, dated June 30, 2006, by and among Live Nation Worldwide, Inc., Harry Merger Sub Inc., HOB Entertainment, Inc. (“HOBE”) and certain HOBE stockholders named therein (incorporated by reference to Exhibit 2.1 of Live Nation’s Current Report on Form 8-K filed July 7, 2006).

4.1	Credit Agreement, dated as of December 21, 2005, among SFX Entertainment, Inc. and the foreign borrowers party thereto, as Borrowers, and CCE Spinco, Inc., the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, J.P. Morgan Europe Limited, as London Agent, Bank of America, N.A., as Syndication Agent, and J.P. Morgan Securities Inc. and Bank of America Securities LLC, as Co-Lead Arrangers and Joint Bookrunners (incorporated by reference to Exhibit 10.11 of Live Nation’s Current Report on Form 8-K filed December 23, 2005).

4.2	Incremental Assumption Agreement and Amendment No. 1 dated as of November 3, 2006, to the Credit Agreement dated as of December 21, 2005, among Live Nation, Inc., Live Nation Worldwide, Inc. and the Foreign Borrowers party thereto, as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, J.P. Morgan Europe Limited, as London Agent, and Bank of America, N.A., as Syndication Agent (incorporated by reference to Exhibit 4.2 of the Initial Filing).

23.1 *	Consent of Ernst & Young LLP

99.1 *	Audited financial statements of HOB Entertainment, Inc. and Subsidiaries for the year ended July 2, 2006 and unaudited financial statements of HOB Entertainment, Inc. and Subsidiaries for the three months ended October 1, 2006 and October 2, 2005.

99.2 *	Unaudited pro forma combined balance sheet as of September 30, 2006 and unaudited pro forma combined statements of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006.

99.3	Press Release dated November 6, 2006 (incorporated by reference to Exhibit 99.1 of the Initial Filing).

*	Filed herewith.